SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. N/A )

Filed by the registrant  |X|
Filed by a party other than the registrant |_|
Check the appropriate box:                 |_|     Confidential, for Use of
     |_|  Preliminary proxy statement              the Commission Only (as
     |X|  Definitive proxy statement               permitted by Rule 14a-6(e)(2)
     |_|  Definitive additional materials
     |_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                       COMMUNITY CAPITAL BANCSHARES, INC.
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):

     |X|  No fee required

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transactions applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     |_|  Fee paid previously with preliminary materials.

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     |_|  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement no.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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


                       COMMUNITY CAPITAL BANCSHARES, INC.
                               2815 Meredyth Drive
                              Albany, Georgia 31707
                                 (229) 446-2265


                                   March 23, 2001


Dear Shareholder:

     You are cordially invited to attend our annual meeting of shareholders, which will be held at the Merry Acres Conference Center, 1504 Dawson Road, Albany, Georgia 31707, on Monday, April 23, 2001, at 1:30 p.m. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

     The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations during the past year and during the first quarter of fiscal year 2001, as well as our plans for the future.

     A copy of our annual report, which contains information on our operations and financial performance as well as our audited financial statements, is also included with this proxy statement.

     Please take this opportunity to become involved in the affairs of Community Capital. Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy card, and return it to us in the envelope provided as soon as possible. Returning the proxy card will NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.


                                        Sincerely,

                                        /s/ Robert E. Lee
                                        Robert E. Lee
                                        President

                       COMMUNITY CAPITAL BANCSHARES, INC.
                               2815 Meredyth Drive
                              Albany, Georgia 31707
                                 (912) 446-2265


                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 23, 2001


     The annual meeting of shareholders of Community Capital Bancshares, Inc. will be held on Monday, April 23, 2001, at 1:30 p.m. at the Merry Acres Conference Center, 1504 Dawson Road, Albany, Georgia 31707 for the following purposes:

     (1) To elect five persons to serve as Class II directors for a three-year term; and

     (2) To transact any other business as may properly come before the meeting or any adjournments of the meeting.

     The board of directors has set the close of business on March 14, 2001, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

     We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.


                                        By Order of the Board of Directors,

                                        /s/ Robert E. Lee
                                        Robert E. Lee
                                        President

March 23, 2001

                       COMMUNITY CAPITAL BANCSHARES, INC.
                               2815 Meredyth Drive
                              Albany, Georgia 31707
                                 (229) 446-2265

              ----------------------------------------------------

                     PROXY STATEMENT FOR 2001 ANNUAL MEETING

              ----------------------------------------------------

                                  INTRODUCTION

Time and Place of the Meeting

     Our board of directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Monday, April 23, 2001, at 1:30 p.m. at the Merry Acres Conference Center, 1504 Dawson Road, Albany, Georgia 31707 and at any adjournments of the meeting.

Record Date and Mailing Date

     The close of business March 14, 2001 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about March 23, 2001.

Number of Shares Outstanding

     As of the close of business on the record date, Community Capital had 10,000,000 shares of common stock, $1.00 par value authorized, of which 1,463,785 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.

                          VOTING AT THE ANNUAL MEETING

Proposal to Be Considered

     Shareholders will be asked to elect five persons to serve as Class II directors for a three-year term. The persons nominated to serve as Class II directors as well as the continuing Class III and Class I directors are described beginning on page 3. The board of directors recommends a vote for approval of this proposal.

Procedures for Voting by Proxy

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the director nominees and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the board of directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the board of directors.

     You can revoke your proxy at any time before it is voted by delivering to Robert E. Lee, president of Community Capital, at the main office of Community Capital, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Requirements for Shareholder Approval

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

     Abstentions. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

     Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

                             SOLICITATION OF PROXIES

     Community Capital will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

     The board of directors consists of 15 members and is divided into three classes with five members in each class. The directors in each class serve for staggered terms of three years each. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of the director's successor. The Board recommends that the shareholders elect the nominees identified below as director nominees to serve as Class II directors for a three-year term expiring in 2004. The following table shows for each nominee and continuing director: (a) his or her name, (b) his or her age at December 31, 2000, (c) how long he or she has been a director of Community Capital, (d) his or her position(s) with Community Capital, other than as a director, and (e) his or her principal occupation and recent business experience for the past five years.

Class II Director Nominees:
(For Three-Year Term Expiring 2004)

                                                         Position with Community Capital
Name (Age)                             Director Since    and Business Experience
----------                             --------------    -----------------------
C. Richard Langley (52)                     1998         Attorney, Langley & Lee

Bennett D. Cotten, Jr. (47)                 1998         Orthopedic Surgeon, Southwest Georgia Orthopedic
                                                         and Sports Medicine

Jane Anne D. Sullivan (41)                  1998         Business Owner, Buildings Exchange, a real estate
                                                         holding company

John P. Ventulett, Jr. (52)                 1998         Executive Insurance Agent, Vice President,
                                                         JSL/Howard Ventulett & Bishop Insurors of Albany

James D. Woods (57)                         1998         Medical Doctor, Drs. Adams and Woods, M.D. P.C.
                                                         Medical Practice

Continuing Class III Directors:
(Term Expiring 2002)
                                                         Position with Community Capital
Name (Age)                             Director Since    and Business Experience
----------                             --------------    -----------------------
Robert M. Beauchamp (38)                    1998         Attorney, Beauchamp & Associates, LLC

Glenn A. Dowling (68)                       1998         Podiatrist, Managing Partner, Ambulatory Surgery
                                                         Center and Albany Podiatry Associates; Business
                                                         Owner and Developer, Partridge Pea Plantation

Mary Helen Dykes (50)                       1998         Business Owner/Administrator, Secretary and
                                                         Treasurer, Bob's Candies, Inc.

Mark M. Shoemaker (45)                      1998         Medical Doctor, Albany Anesthesia Associates

Lawrence B. Willson (50)                    1998         Business Administrator, Vice President and Farm
                                                         Manager, Sunnyland Farms, Inc.

Class I Continuing Directors:
(Term Expiring 2003)

                                                         Position with Community Capital
Name (Age)                             Director Since    and Business Experience
----------                             --------------    -----------------------
Charles M. Jones, III (50)                  1998         Chairman of the Board of Directors of Community
                                                         Capital and Albany Bank & Trust and Chief
                                                         Executive Officer of Community Capital; Chief
                                                         Executive Officer, Consolidated Loan & Mortgage
                                                         Co. and affiliated companies

Van Cise Knowles (60)                       1998         Surgeon, Van C. Knowles M.D., P. C.

Robert E. Lee(1) (48)                       1998         President of Community Capital and Albany Bank &
                                                         Trust and Chief Executive Officer of Albany Bank
                                                         & Trust

Corinne C. Martin (58)                      1998         Ownership interest in Carlton Co., a family owned
                                                         business and Caterpillar equipment distributor

William F. McAfee (63)                      1998         Business Owner, Bill McAfee Leasing, a commercial
                                                         truck lessor; Sales Manager, Allstar
                                                         International, a commercial truck dealership

----------
(1) Mr. Lee has served as president of Community Capital since August 1, 1998. Prior to becoming an officer of Community Capital, Mr. Lee served as executive vice president and chief financial officer of a community bank.

Meetings and Committees of the Board

     During the year ended December 31, 2000, the board of directors of Community Capital held 12 meetings and the board of directors of Albany Bank & Trust held 12 meetings. The directors of Albany Bank & Trust are the same as those of Community Capital. All incumbent directors attended at least 75% of the total number of meetings of Community Capital's and Albany Bank & Trust's board of directors and committees of the board on which he or she serves.

     The board of directors does not have a nominating committee.

     The board of directors has established a compensation committee which establishes compensation levels for officers of Community Capital and Albany Bank & Trust, reviews management organization and development, reviews significant employee benefit programs and establishes and administers executive compensation programs, including the Community Capital Bancshares, Inc. 1998 Stock Incentive Plan. The compensation committee is chaired by Van Cise Knowles and also includes Charles M. Jones, III, Robert E. Lee and Jane Anne D. Sullivan. The compensation committee held three meetings during the year ended December 31, 2000.

     The board of directors has established an audit and compliance commitee, which recommends to the board of directors the independent public accountants to be selected to audit Community Capital and Albany Bank & Trust's annual financial statements and approves any special assignments given to the independent public accountants. The audit and compliance committee also reviews the planned scope of the annual audit, any changes in accounting principles and the effectiveness and efficiency of Community Capital's and Albany Bank & Trust's internal accounting staff. Additionally, the audit and compliance commitee provides oversight to Community Capital's and Albany Bank & Trust's compliance with regulatory rules and regulations, including the Community Reinvestment Act. The audit and compliance commitee is chaired by William F. McAfee and also includes Glenn A. Dowling and C. Richard Langley. The audit and compliance commitee held four meetings during the year ended December 31, 2000.

                             Audit Committee Report

     The audit committee reports as follows with respect to the audit of Community Capital's 2000 audited consolidated financial statements.

     o The audit committee has reviewed and discussed Community Capital's 2000 audited consolidated financial statements with Community Capital's management;

     o The audit committee has discussed with the independent auditors, Mauldin & Jenkins, LLC, the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of Community Capital's consolidated financial statements;

     o The audit committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from Community Capital; and

     o Based on review and discussions of Community Capital's 2000 audited consolidated financial statements with management and discussions with the independent auditors, the audit committee recommended to the board of directors that Community Capital's 2000 audited consolidated financial statements be included in Community Capital's Annual Report on Form 10-KSB.

          March 8, 2001                          Audit Committee:
                                                 Willam F. McAfee
                                                 Glenn A. Dowling
                                                 C. Richard Langley

Audit Committee Charter

     The board of directors has adopted a written charter for the audit committee, a copy of which is attached to this proxy statement as Appendix A. The board of directors reviews and approves changes to the audit committee charter annually.

Independence of Audit Committee Members

     The Company's audit committee is comprised of William F. McAfee, Glenn A. Dowling and C. Richard Langley. Each of these members meets the requirements for independence as defined by the National Association of Securities Dealers, Inc. listing standards.

                               EXECUTIVE OFFICERS

     The following table shows for each executive officer of Community Capital:
(a) his name, (b) his age at December 31, 2000, (c) how long he has been an officer of Community Capital, and (d) his positions with Community Capital and Albany Bank & Trust:

                                                         Position with Community
Name (Age)                          Officer Since        Capital and Albany Bank & Trust
----------                          -------------        -------------------------------
Charles M. Jones, III (50)               1998            Chief Executive Officer of Community Capital

Robert E. Lee (48)                       1998            President of Community Capital and Albany Bank &
                                                         Trust and Chief Executive Officer of Albany Bank
                                                         & Trust

David J. Baranko (44)                    1999            Chief Financial Officer of Community Capital and
                                                         Albany Bank & Trust

David C. Guillebeau (39)                 1998            Executive Vice President and Senior Lending
                                                         Officer of Albany Bank & Trust

                                  COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to Community Capital for the fiscal years 2000, 1999 and 1998 of our chief executive officer and our president. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to Community Capital during 2000.

Summary Compensation Table

                                           Annual Compensation(1)                   Long-Term Compensation Awards
                                 -----------------------------------------      --------------------------------------
                                                                                     Number of              All Other
                                 Compensation          Salary       Bonus           Securities            Compensation
Name and Position                    Year               ($)          ($)        Underlying Options             ($)
-----------------                ------------         -------       ------      ------------------        ------------
Charles M Jones, III,                2000                   0            0               285                     0
Chief Executive Officer                                     0            0            21,428                     0
                                     1999                   0            0                 0                     0
                                     1998
Robert E. Lee,
President                            2000             121,000       20,000                 0                 6,071(2)
                                     1999             108,333       15,000            75,000                 6,057(2)
                                     1998              45,832            0                 0                     0

----------
(1) We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under the Securities and Exchange Commission regulations.

(2) Includes a matching contribution to Mr. Lee's 401K plan of $4,746 and $3,699 in 2000 and 1999, respectively, and premiums paid on a term life insurance policy for the benefit of Mr. Lee of $1,325 and $2,388 in 2000 and 1999, respectively.

     The following tables set forth information at December 31, 2000, and for the fiscal year then ended, concerning stock options granted to the executive officers listed in the Summary Compensation Table. The listed executive officers did not exercise any options to purchase common stock of Community Capital during 2000. We have not granted any stock appreciation rights, restricted stock or stock incentives other than stock options.

Stock Option Grants in Fiscal 2000

                                                    Percent of
                                 Number of        Total Options
                                Securities          Granted to
                            Underlying Options     Employees in      Exercise Price
Name                              Granted          Fiscal Year          Per Share           Expiration Date
----                        ------------------    -------------      --------------         ---------------
Charles M. Jones, III               285               13.4%               $7.00             April 24, 2010

Aggregated Option Exercises in Fiscal 2000 and Fiscal Year-End Option Values

                             Number of                      Number of Securities             Value of Unexercised
                              Shares                       Underlying Unexercised           In-the-Money Options at
                            Acquired on      Value                 Options                     December 31, 1999
Name                         Exercise       Realized     Exercisable   Unexercisable     Exercisable     Unexercisable
----                         --------       --------     -----------   -------------     -----------     -------------
Charles M. Jones, III            0             $0           4,571          17,142           $   50              --

Robert E. Lee                    0             $0          30,000          45,000           $5,250          $7,875

Employment Agreement

     On August 19, 1998, Community Capital and Albany Bank & Trust entered into an employment agreement with Mr. Lee regarding Mr. Lee's employment as Community Capital's president. The initial term of the agreement began on August 1, 1998, and runs until July 31, 2003. At the end of the initial five-year term and at the end of any extension of the term, the agreement will be automatically extended for a period of twelve months, unless a party to agreement provides notice to the other parties that he or it does not intend to extend the agreement.

     Mr. Lee's base salary under the agreement during 2000 was $121,000 per year. The board of directors is required to review the base salary amount annually, and the base salary may be increased by an amount determined by the board of directors. The agreement also provides that Mr. Lee is entitled to an annual cash bonus based on Community Capital's consolidated earnings, provided that the board of directors determines, according to reasonable safety and soundness standards, that the overall financial condition of Albany Bank & Trust will not be adversely affected by the payment of the bonus. Mr. Lee earned a bonus of $20,000 during 2000. Additionally, the agreement requires Community Capital to provide Mr. Lee with an automobile, health insurance, life insurance, vacation time, reimbursement for reasonable business expenses, club memberships and other customary benefits.

     Generally, in the event Mr. Lee is terminated by Community Capital without cause or Mr. Lee terminates his employment with cause, Community Capital will be required to meet its obligations with respect to Mr. Lee's compensation for a period equal to the greater of twelve months from the date of termination or the remaining term of the agreement. In the event Community Capital terminates Mr. Lee's employment due to his permanent disability, Community Capital will be required to meet its obligations with respect to Mr. Lee's compensation for a period of twelve months following the termination. If Mr. Lee terminates his employment within six months following a change of control of

Community Capital, Mr. Lee will be entitled to a cash payment equal to 2.99 times his average base salary for the preceding three years.

     If Mr. Lee's employment is terminated by Community Capital with cause or Mr. Lee terminates his employment without cause or upon a change of control, Mr. Lee will generally be prohibited from competing with Albany Bank & Trust or soliciting its customers or employees for a period of twelve months from the date of termination.

Director Compensation

     During 2000, our directors received $100 for each board meeting attended. Additionally, on April 24, 2000, we granted our chairman of the board a non-qualified option to purchase 285 shares of stock and granted every other non-employee director a non-qualified option to purchase 142 shares of Community Capital's common stock for their services as directors during 2000. The options vested immediately on the grant date, are exercisable at $7.00 per share and have a maximum term of ten years from the grant date. Directors of Albany Bank & Trust will not be separately compensated for their services as directors until Albany Bank & Trust is cumulatively profitable.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table lists, as of the record date, the number of shares common stock beneficially owned by (a) each current director of Community Capital, (b) each executive officer listed in the Summary Compensation Table, and (c) all current executive officers and directors as a group. As of the record date, Community Capital did not have any non-director shareholders who beneficially owned more than 5% of the outstanding common stock. The information shown below is based upon information furnished to Community Capital by the named persons. Additionally, the address for each person listed below is 2815 Meredyth Drive, Albany, Georgia 31707.

     Information relating to beneficial ownership of Community Capital is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date. Unless otherwise indicated in the "Nature of Beneficial Ownership" column, each person is the record owner of and has sole voting and investment power with respect to his or her shares.

                                          Number of Shares
                                             Subject to
                              Number      Options/Warrants     Aggregate
                                of           Exercisable       Number of      Percent     Nature of
Name and Address              Shares        within 60 days       Shares       of Class    Beneficial Ownership
----------------              ------      ----------------     ---------      --------    --------------------
Directors:

Robert M. Beauchamp           28,571            8,713            37,284         2.5

Bennett D. Cotten, Jr.        14,285            5,856            20,141         1.4

Glenn A. Dowling              21,428            8,713            30,141         2.0

Mary Helen Dykes               4,762            2,428             7,190         0.5

                                          Number of Shares
                                             Subject to
                              Number      Options/Warrants     Aggregate
                                of           Exercisable       Number of      Percent     Nature of
Name and Address              Shares        within 60 days       Shares       of Class    Beneficial Ownership
----------------              ------      ----------------     ---------      --------    --------------------
Charles M. Jones, III         42,857           13,142            55,999         3.8

Van Cise Knowles              28,571            8,713            37,284         2.5

C. Richard Langley            16,714            6,828            23,542         1.6

Robert E. Lee                 72,964           38,571           111,535         7.4       Includes 33,142 shares held
                                                                                          in an IRA for the benefit of
                                                                                          Mr. Lee.

Corinne C. Martin             34,285            8,713            42,998         2.9       Includes 4,285 shares held
                                                                                          by Ms. Martin as trustee for
                                                                                          grandchildren as to which
                                                                                          beneficial ownership is
                                                                                          shared.

William F. McAfee             21,428            8,713            30,141         2.0

Mark M. Shoemaker             21,428            8,713            30,141         2.0

Jane Anne D. Sullivan         28,570            8,713            37,283         2.5       Includes 7,142 shares owned
                                                                                          by Ms. Sullivan's children
                                                                                          as to which beneficial
                                                                                          ownership is shared.

John P. Ventulett, Jr.        21,571            8,713            30,284         2.1

Lawrence B. Willson           21,428            8,713            30,141         2.0

James D. Woods                21,428            8,713            30,141         2.0       Includes 21,428 shares held
                                                                                          in a profit sharing plan for
                                                                                          the benefit of Dr. Woods.

Executive Officers*:

David J. Baranko               4,518            2,286             6,804         0.5       Includes 4,428 shares held
                                                                                          in an IRA for the benefit of
                                                                                          Mr. Baranko.

David C. Guillebeau            8,047           12,000            20,047         1.4

All Directors and            412,855          168,242           581,097        35.6
Executive Officers, as a
Group

----------
*    Mr. Jones and Mr. Lee are also executive officers of Community Capital.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 (a) of the Securities Exchange Act of 1934 requires Community Capital's directors and executive officers and persons who own beneficially more than 10% of Community Capital's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of Community Capital's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish Community Capital with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to Community Capital, during the fiscal year ended December 31, 2000, all of our directors and executive officers, who are listed above, complied with all applicable
Section 16(a) filing requirements.

                     RELATIONSHIPS AND RELATED TRANSACTIONS

     Community Capital and Albany Bank & Trust have banking and other business transactions in the ordinary course of business with directors and officers of Community Capital and Albany Bank & Trust and their affiliates, including members of their families, corporations, partnerships or other organizations in which the directors and officers have a controlling interest. These transactions are on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, these transactions do not involve more than the normal risk of collectibility or present other unfavorable features to Community Capital or Albany Bank & Trust.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Community Capital has selected the accounting firm of Mauldin & Jenkins, LLC to serve as principal accountant for Community Capital for the fiscal year-ending December 31, 2001. The firm of Mauldin & Jenkins, LLC has served as Community Capital's principal accountant since 1998. A representative of the firm is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

Audit Fees

     In connection with services rendered in connection with the audit of Community Capital's annual financial statements and the review of Community Capital's interim financial statements, Community Capital has estimated that its total audit fees for fiscal year 2000 were approximately $18,000. This figure is based on an estimate provided by our accountant, Mauldin & Jenkins, LLC, and includes fees for services that were billed to Community Capital in fiscal year 2001 in connection with the 2000 fiscal year audit.

Financial Information Systems Design and Implementation Fees

     The Company did not retain its principal accountant to perform financial information systems design or implementation services in fiscal year 2000.

Other Fees

     During fiscal year 2000, Community Capital was billed $28,250 by its principal accountant for services not described above. These "other fees" were for tax consulting and other services.

     The audit committee has considered the provision of non-audit services by our principal accountant and has determined that the provision of these services was consistent with maintaining the independence of Community Capital's principal accountant.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for consideration at the next annual meeting of shareholders must be received by Community Capital no later than December 1, 2001, to be included in the 2002 proxy materials. A shareholder must notify Community Capital before February 1, 2002, if the shareholder has a proposal to present at the 2002 annual meeting which the shareholder intends to present other than by inclusion in Community Capital's proxy material. If Community Capital does not receive such notice prior to February 1, 2002, proxies solicited by the management of Community Capital will confer discretionary authority upon the management of Community Capital to vote upon any such proposal.

                                  OTHER MATTERS

     The board of directors of Community Capital knows of no other matters that may be brought before the meeting. If, however, any matters other than the election of directors or matters related to the election, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

     If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

March 23, 2001

Appendix - A


                       COMMUNITY CAPITAL BANCSHARES, INC.
                               ALBANY BANK & TRUST

                             AUDIT COMMITTEE CHARTER


I.   PURPOSE

The primary function of the audit committee (the "Audit Committee") of the Board of Directors (the "Board") of Community Capital Bancshares, Inc. (the "Corporation") is to assist the Board in fulfilling its oversight responsibilities relating to the accounting, legal and reporting practices of the Corporation. The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders of the Corporation, relating to corporate accounting, reporting practices of the Corporation and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the Corporation's independent auditors, the Corporation's internal auditors, if any, or the entity performing the internal audit function, and the financial management of the Corporation.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices. The Audit Committee's primary duties and responsibilities are to:

     (a) serve as an independent and objective party to review periodically the Corporation's financial reporting process and internal control system;

     (b) review and recommend to the Board, after consultation with the financial management of the Corporation, the Corporation's independent accountants selected to audit the Corporation's financial statements;

     (c) if applicable, review and concur with management's appointment, termination or replacement of the director of the Corporation's internal auditing department, if any, or the company performing such internal audit function; and

     (d) provide an open avenue of communication for the Corporation's independent accountants, financial and senior management, the Corporation's internal auditing department, if any, and the Board.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. The definition of an "independent director" is outlined in the attached Appendix
A. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting, financial or related management expertise. The Board shall elect members of the Audit Committee each year at a regular or special meeting of the Board or until their successors shall be duly elected and qualified. Unless the full Board elects a Chairman, the members of the Audit Committee may designate a Chairman by majority vote of the full Audit Committee membership.

III. MEETINGS

The Audit Committee shall meet at least three times each calendar year, or more frequently as circumstances dictate. Regular meetings of the Audit Committee may be held without notice at such time and at such place as shall from time to time be determined by the Chairman of the Audit Committee, the President or the Secretary of the

Corporation. Special meetings of the Audit Committee may be called by or at the request of any member of the Audit Committee, any of the Corporation's executive officers, the Secretary, the director of Corporation's internal auditing department, if any, or the Corporation's independent auditors, in each case on at least twenty-four hours notice to each member.

If the Board, management, the director of Corporation's internal auditing department, if any, or the Corporation's independent auditors desire to discuss matters in private, the Audit Committee shall meet in private with such person or group.

A majority of the Audit Committee members shall constitute a quorum for the transaction of the Audit Committee's business. Unless otherwise required by applicable law, the Corporation's Articles of Incorporation or Bylaws or the Board, the Audit Committee shall act upon the vote or consent of a majority of its members at a duly called meeting at which a quorum is present. Any action of the Audit Committee may be taken by a written instrument signed by all of the members of the Audit Committee. Meetings of the Audit Committee may be held at such place or places as the Audit Committee shall determine or as may be specified or fixed in the respective notices or waivers of meetings. Members of the Audit Committee may participate in Audit Committee proceedings by means of conference telephone or similar communications equipment by means of which all persons participating in the proceedings can hear each other, and such participation shall constitute presence in person at such proceedings

As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the Corporation's internal auditing department, if any, and the Corporation's independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. Requirements as to quorum and voting requirements for the Audit Committee are set forth in the Corporation's Bylaws.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee shall:

     (a)  review and update this Charter annually as conditions dictate;

     (b) review the Corporation's annual financial statements with management and the Corporation's independent accountants to review any changes in accounting principles and to determine that the Corporation's independent accountants are satisfied with the disclosure and content of the financial statements to be presented to shareholders;

     (c) review the Corporation's audited financial statements and recommend to the Board that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K;

     (d) review with the Corporation's independent accountants, the Corporation's internal auditor or the company performing the internal audit function, if any, and the Corporation's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable, in each case, placing particular emphasis on the adequacy of internal controls to expose any payment, transactions or procedures that might be deemed illegal or otherwise improper;

     (e) after consultation with the financial management of the Corporation, recommend to the Board the selection of the independent accountants, considering their independence and effectiveness, and (with management's recommendations) approve the fees and other compensation to be paid to the Corporation's independent accountants;

     (f) on an annual basis, review and discuss with the Corporation's independent accountants all significant relationships such accountants have with the Corporation to determine such accountants' independence;

     (g) review the performance of the Corporation's independent accountants and approve any proposed discharge of the Corporation's independent accountants when circumstances warrant;

     (h) periodically consult with the Corporation's independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements;

     (i) in consultation with the Corporation's independent accountants and internal auditors, if any, review the Corporation's financial reporting processes, both internal and external;

     (j) consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the Corporation's independent accountants, management or internal auditing department;

     (k) review with financial management of the Corporation and its independent accountants the results of their analysis of significant financial reporting issues and practices, including, without limitation, changes in, or adoptions of, accounting principles and disclosure practices;

     (l) review with financial management and the Corporation's independent accountants their qualitative judgments about the appropriateness of accounting principles and financial disclosure practices used or proposed to be used;

     (m) review any significant disagreements among management and the Corporation's independent accountants or the internal auditing department or the company engaged to perform the internal audit function, if any, in connection with the preparation of the financial statements;

     (n) inquire whether management has a review system in place to ensure that the Corporation's financial statements and other reports filed with governmental organizations satisfy legal requirements;

     (o) report, together with the financial management of the Corporation, the results of the annual audit to the Board, and, if requested by the Board, invite the Corporation's independent accountants to attend the full Board meeting to assist in reporting the results of the annual audit or to answer other directors' questions; and

     (p) investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose, if in its judgment, that is appropriate.

V.   MISCELLANEOUS

     The Audit Committee may perform any other activities consistent with this Charter, the Corporation's Articles of Incorporation and bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                                      *****

Appendix - A


                                   APPENDIX A
                   DEFINITION OF INDEPENDENCE FOR PURPOSES OF
                             AUDIT COMMITTEE SERVICE


Members of the Audit Committee shall be considered "independent" if they have no relationship to the Corporation that may interfere with the exercise of their independence from management and the Corporation, including whether such members have:

     (a) been employed by the Corporation or its affiliates in the current or past three years;

     (b) accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for Board service, retirement plan benefits or non-discretionary compensation);

     (c) an immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;

     (d) been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the Corporation's securities) that exceed five percent of the Corporation's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     (e) been employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

                       COMMUNITY CAPITAL BANCSHARES, INC.
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, APRIL 23, 2001

     The undersigned hereby appoints Robert E. Lee or Charles M. Jones, III or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of Community Capital Bancshares, Inc., which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at the Merry Acres Conference Center, 1504 Dawson Road, Albany, Georgia 31707 and at any adjournments of the annual meeting, upon the proposal described in the accompanying notice of the annual meeting and the proxy statement relating to the annual meeting, receipt of which are hereby acknowledged.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

PROPOSAL 1:    To elect the five (5) persons listed below to serve as Class II
               Directors of Community Capital Bancshares, Inc. for a three-year term:

                               C. Richard Langley
                             Bennett D. Cotten, Jr.
                              Jane Anne D. Sullivan
                             John P. Ventulett, Jr.
                                 James D. Woods

     |_|  FOR all nominees listed above      |_|  WITHHOLD authority to vote
          (except as indicated below)             for all nominees listed above

INSTRUCTION: To withhold authority for any individual nominee, mark "FOR" above, and write the nominee's name in this space______________________________________
_____________________________________________________________________.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS
                 INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

           DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
                MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

     If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        ________________________________________
                                        Signature(s) of Shareholder(s)

[LABEL]                                 ________________________________________
                                        Name(s) of Shareholders(s)

                                        Date: ____________________________, 2001
                                              (Be sure to date your proxy)

Please mark, sign and date this proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

    I WILL ______   WILL NOT ______ ATTEND THE ANNUAL SHAREHOLDERS MEETING.

                     PLEASE RETURN PROXY AS SOON AS POSSIBLE